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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  August 16, 2001
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                           Aastrom Biosciences, Inc.
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              (Exact name of registrant as specified in charter)


             Michigan                0-22025               94-3096597
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   (State or other jurisdiction    (Commission            (IRS Employer
        of incorporation)          File Number)        Identification No.)

     24 Frank Lloyd Wright Drive,  P.O. Box 376, Ann Arbor Michigan  48106
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           (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code   (734) 930-5555
                                                          --------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

        On August 16, 2001 Aastrom issued a press release reporting its fourth quarter and year-end 2001 financial results, as well as other developments and achievements. A copy of the press release is included as Exhibit 99 to this report.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

             Exhibit 99 - Press Release dated August 16, 2001.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Aastrom Biosciences, Inc.


Date:  August 16 , 2001            By:        /s/ Todd E. Simpson
                                      ------------------------------------------
                                      Vice President, Finance and Administration
                                      and Chief Financial Officer (Principal
                                      Financial and Accounting Officer)


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